FUNDS FOR INSTITUTIONS SERIES

FFI Institutional Fund

(the “Fund”)

Supplement dated July 28, 2015 to the

Summary Prospectus of the Fund, dated August 28, 2014

The Board of Trustees of Funds For Institutions Series (the “Board”), on behalf of the Fund, recently approved certain changes to the principal investment strategies of the Fund in order for the Fund to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. In connection with such changes, the Board also approved a change in the name of the Fund and the master portfolio corresponding to the Fund. Additionally, the Board has approved a change in the Fund’s investment objective. These changes will become effective January 4, 2016. Investors should review carefully the specific changes to the summary prospectus of the Fund, which are detailed below.

Accordingly, effective January 4, 2016, the Fund’s summary prospectus is amended as follows:

Changes in the Fund’s and Master Portfolio’s Name

FFI Institutional Fund is renamed BlackRock Government Institutional Fund

Master Institutional Portfolio is renamed Master Government Institutional Portfolio

Changes in the Fund’s Investment Objectives

The section of the Fund’s summary prospectus entitled “Key Facts About FFI Institutional Fund—Investment Objective” is deleted in its entirety and replaced with the following:

The investment objective of BlackRock Government Institutional Fund (the “Fund”), a series of Funds For Institutions Series (the “Trust”), is to seek current income as is consistent with liquidity and stability of principal.

Changes in the Fund’s Strategies and Risks

The section of the summary prospectus entitled “Key Facts About FFI Institutional Fund—Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

The Fund invests at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that present minimal credit risk as determined by BlackRock, the Fund’s investment manager, pursuant to guidelines approved by the Trust’s Board of Trustees.

The Fund is a “feeder” fund that invests all of its assets in Master Government Institutional Portfolio, which has the same investment objectives and strategies as the Fund. All investments are made at the Master Government Institutional Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of Master Government Institutional Portfolio. Where applicable, “BlackRock Government Institutional Fund” or the “Fund” refers also to Master Government Institutional Portfolio.

The section of the summary prospectus entitled “Fund Overview—Key Facts About FFI Institutional Fund—Principal Risks of Investing in the Fund” is amended to delete “Asset-Backed Securities Risk,” “Extension Risk,” “Foreign Securities Risk,” “Municipal Securities Risks” and “Prepayment Risk;” and to delete “Regulatory Risk” in its entirety and replace it with:

•	Regulatory Risk—On July 23, 2014, the SEC adopted amendments to money market fund regulations, which structurally change the way that certain money market funds will be required to operate. The compliance periods for the amendments range between July 2015 and October 2016. When implemented, the changes may affect the Fund’s investment strategies, fees and expenses, portfolio and share liquidity and return potential.

Shareholders should retain this Supplement for future reference.

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